SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                           _________________________

                                   FORM 8-K
                                CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934
                           _________________________

      Date of Report (date of earliest event reported):  JANUARY 19, 2005

                    MID-WISCONSIN FINANCIAL SERVICES, INC.

            (Exact name of registrant as specified in its charter)

                 WISCONSIN            0-18542        06-1169935
              (State or Other    (Commission File   (IRS Employer
              Jurisdiction of         Number)      Identification
              Incorporation)                           Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
         (Address of principal executive offices, including Zip Code)

                                (715) 748-8300
              Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT


SECTION 1 -  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On January 19, 2005, the following actions were taken with respect to director and officer compensation.

DIRECTOR COMPENSATION

      The Company's Board of Directors approved the following schedule of directors fees.

      Base Director Fee*         $175 per month ($2,100 annual retainer)
      Chairman                   $350 per month
      Committee Fee**            $250 per meeting attended
      Meeting Fee***             $350 per meeting attended

      * To be paid in stock equivalent units pursuant to Directors Deferred Compensation Plan.

      **  Audit Committee and Stock Option Committee

      *** To be paid when a holding company meeting is held at a different time from the bank board meeting.

      The Board of Directors (the "Bank Board") of the Company's bank subsidiary (the "Bank") approved the following schedule of directors fees.

      Base Director Fee*         $300 per month ($3,600 annual retainer)
      Chairman - Bank only       $650
      Meeting Fee                $350 per meeting attended
      Committee Fee**            $250 per meeting attended
                                 $500 for all day meeting
      Loan Committee Fee         $300 per meeting

      * To be paid in stock equivalent units pursuant to Directors Deferred Compensation Plan.

      ** If committee meetings extend beyond 3-4 hours, a second fee may be authorized by the Committee Chair and the Bank CEO.

BASE SALARIES

      The Bank Board approved the following base salaries for 2005:

      Gene C. Knoll       $160,000
      William A. Weiland  $111,950
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
EXECUTIVE OFFICER'S BONUS PROGRAM

      The Bank Board approved an Executive Officer's Bonus Program for each of Gene C. Knoll and William A. Weiland. Mr. Knoll and Mr. Weiland participate in a bonus program under which incentive compensation is determined by the degree to which the Company achieves established goals in various key financial and operational categories, the individual's achievement of personal performance objectives, and the market price of the Company's stock. No bonuses are paid unless a threshold net income (before bonus expense) has been attained and a specified minimum of the performance targets have been met. Bonus opportunities range from 5% to 35% of base salary for the CEO and from 3.5% to 24.5% for the Executive Vice President.

      The programs are set forth in Exhibits 10.1 and 10.2 to this Form 8-K and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 10.1  Executive Officer's Bonus Program - Gene C. Knoll
      Exhibit 10.2  Executive Officer's Bonus Program - William A. Weiland


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL SERVICES, INC.


Date:  March 7, 2005               By:   GENE C. KNOLL
                                         Gene C. Knoll
                                         President and Chief Executive Officer
                                       2
                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                    MID-WISCONSIN FINANCIAL SERVICES, INC.
                            DATED JANUARY 19, 2005
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))


10.1     EXECUTIVE OFFICER'S BONUS PROGRAM - GENE C. KNOLL
10.2     EXECUTIVE OFFICER'S BONUS PROGRAM - WILLIAM A. WEILAND
                                       3